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                                                                     (conformed)

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 October 4, 1999

                             PDG ENVIRONMENTAL, INC.

             (Exact name of registrant as specified in this charter)

        Delaware                       0-13667               22-2677298
(State or other jurisdiction         (Commission           (IRS Employer
    of incorporation)                File Number)        Identification No.)

    300 Oxford Drive, Monroeville, PA                          15146
 (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's Telephone Number, including area code: (412) 856-2200


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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 4, 1999, the Audit Committee of the Board of Directors of PDG Environmental, Inc. ("the Company") retained Stokes Kelly & Hinds, LLC as the Company's principal independent accountants to report upon its January 31, 2000 financial statements.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired

          Not applicable.

     (b)  Pro Forma Financial Information

          Not applicable.

     (c)  Exhibits

          None.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PDG ENVIRONMENTAL, INC.

                                   By /s/ John C. Regan
                                     ----------------------------------------
                                          John C. Regan
                                          Chairman and Chief Executive Officer

Date: October 5, 1999

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